Loans and Loans Held for Sale	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Loans and Loans Held for Sale
Loans and Loans Held for Sale

Loans are as follows:

	December 31,
(Dollars in thousands)	2016	2015
Commercial business	$99,650	$99,277
Commercial real estate	242,393	207,250
Mortgage warehouse lines	216,259	216,572
Construction loans	96,035	93,745
Residential real estate loans	44,791	40,744
Loans to individuals	23,736	23,074
All other loans	207	233
Gross Loans	723,071	680,895
Deferred loan fees and costs, net	1,737	1,226
	$724,808	$682,121

The Bank’s lending focus and business is concentrated primarily in New Jersey, particularly northern and central New Jersey.  A significant portion of the total loan portfolio is secured by real estate or other collateral located in these areas.

The Bank had residential mortgage loans held for sale of $14.8 million at December 31, 2016 and $6.0 million at December 31, 2015.  The Bank sells residential mortgage loans in the secondary market on a non-recourse basis, generally with the related loan servicing rights released to purchasers. Loans held for sale at December 31, 2016 and 2015 were residential mortgage loans that the Bank intends to sell under best efforts forward sales commitments providing for delivery to purchasers generally within a two month period.  The estimated fair value of the derivatives of interest rate lock commitments was $123,000 at December 31, 2016 and was not deemed to be significant at December 31, 2015.